                                                                   Exhibit 99.10
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  ---------------------------------------------------
  CASE NAME: Flight One Logistics, Inc.                ACCRUAL BASIS
  ---------------------------------------------------

  ---------------------------------------------------
  CASE NUMBER: 400-42069-BJH                                 02/13/95, RWD, 2/96
  ---------------------------------------------------

  ---------------------------------------------------
  JUDGE: Barbara J. Houser
  ---------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002

  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                       Chief Financial Officer
  ----------------------------------------           ---------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

  Drew Keith                                                 5/20/2002
  ----------------------------------------           ---------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                            DATE

  PREPARER:

  /s/ Jessica L. Wilson                                Chief Accounting Officer
  ----------------------------------------           ---------------------------
  ORIGINAL SIGNATURE OF PREPARER                               TITLE

  Jessica L. Wilson                                          5/20/2002
  ----------------------------------------           ---------------------------
  PRINTED NAME OF PREPARER                                     DATE


--------------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                                 Monthly Operating Report

   ----------------------------------------
   CASE NAME: Flight One Logistics, Inc.                    ACCRUAL BASIS-1
   ----------------------------------------

   ----------------------------------------
   CASE NUMBER: 400-42069-BJH                     02/13/95, RWD, 2/96
   ----------------------------------------


   ----------------------------------------

   COMPARATIVE BALANCE SHEET

   --------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE                MONTH              MONTH           MONTH
                                                                  -----------------------------------------------------
   ASSETS                                          AMOUNT               April 2002
   --------------------------------------------------------------------------------------------------------------------
   1.      UNRESTRICTED CASH                                                $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   2.      RESTRICTED CASH                                                  $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   3.      TOTAL CASH                                 $     0               $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   4.      ACCOUNTS RECEIVABLE (NET)                                        $20,742                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   5.      INVENTORY                                                        $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   6.      NOTES RECEIVABLE                                                 $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   7.      PREPAID EXPENSES                                                 $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   8.      OTHER (ATTACH LIST)                        $39,149                 ($556)                $0              $0
   --------------------------------------------------------------------------------------------------------------------
   9.      TOTAL CURRENT ASSETS                       $39,149               $20,186                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   10.     PROPERTY, PLANT & EQUIPMENT                                      $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   11.     LESS: ACCUMULATED
           DEPRECIATION / DEPLETION                                         $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   12.     NET PROPERTY, PLANT & EQUIPMENT            $     0               $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   13.     DUE FROM INSIDERS                                                $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   14.     OTHER ASSETS - NET OF
           AMORTIZATION (ATTACH LIST)                                       $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   15.     OTHER (ATTACH LIST)                                              $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   16.     TOTAL ASSETS                               $39,149               $20,186                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   POSTPETITION  LIABILITIES
   --------------------------------------------------------------------------------------------------------------------
   17.     ACCOUNTS PAYABLE                                                 $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   18.     TAXES PAYABLE                                                    $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   19.     NOTES PAYABLE                                                    $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   20.     PROFESSIONAL FEES                                                $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   21.     SECURED DEBT                                                     $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   22.     OTHER (ATTACH LIST)                                              $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   23.     TOTAL POSTPETITION LIABILITIES                                   $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   --------------------------------------------------------------------------------------------------------------------
   24.     SECURED DEBT                                                     $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   25.     PRIORITY DEBT                                                    $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   26.     UNSECURED DEBT                                                  ($16,740)                $0              $0
   --------------------------------------------------------------------------------------------------------------------
   27.     OTHER (ATTACH LIST)                                              $     0                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   28.     TOTAL PREPETITION LIABILITIES              $     0              ($16,740)                $0              $0
   --------------------------------------------------------------------------------------------------------------------
   29.     TOTAL LIABILITIES                          $     0              ($16,740)                $0              $0
   --------------------------------------------------------------------------------------------------------------------
   EQUITY
   --------------------------------------------------------------------------------------------------------------------
   30.     PREPETITION OWNERS' EQUITY                                       $38,956                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   31.     POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                                 ($2,030)                $0              $0
   --------------------------------------------------------------------------------------------------------------------
   32.     DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)
   --------------------------------------------------------------------------------------------------------------------
   33.     TOTAL EQUITY                               $     0               $36,926                 $0              $0
   --------------------------------------------------------------------------------------------------------------------
   34.     TOTAL LIABILITIES &
           OWNERS' EQUITY                             $     0               $20,186                 $0              $0
   --------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

 --------------------------------------------
 CASE NAME: Flight One Logistics, Inc.            ACCRUAL BASIS-2
 --------------------------------------------

 --------------------------------------------
 CASE NUMBER: 400-42069-BJH                     02/13/95, RWD, 2/96
 --------------------------------------------

 ----------------------------
 INCOME STATEMENT
  ---------------------------------------------------------------------------------------
                                                MONTH       MONTH     MONTH     QUARTER
                                          -----------------------------------
 REVENUES                                    April 2002                          TOTAL
 ---------------------------------------------------------------------------------------
 1.   GROSS REVENUES                                 $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 2.   LESS: RETURNS & DISCOUNTS                      $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 3.   NET REVENUE                                    $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 COST OF GOODS SOLD
 ---------------------------------------------------------------------------------------
 4.   MATERIAL                                       $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 5.   DIRECT LABOR                                   $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 6.   DIRECT OVERHEAD                                $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 7.   TOTAL COST OF GOODS SOLD                       $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 8.   GROSS PROFIT                                   $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 OPERATING EXPENSES
 ---------------------------------------------------------------------------------------
 9.   OFFICER / INSIDER COMPENSATION                 $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 10.  SELLING & MARKETING                            $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 11.  GENERAL & ADMINISTRATIVE                       $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 12.  RENT & LEASE                                   $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 13.  OTHER (ATTACH LIST)                            $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 14.  TOTAL OPERATING EXPENSES                       $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 15.  INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                               $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 OTHER INCOME & EXPENSES
 ---------------------------------------------------------------------------------------
 16.  NON-OPERATING INCOME (ATT. LIST)               $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 17.  NON-OPERATING EXPENSE (ATT. LIST)              $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 18.  INTEREST EXPENSE                               $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 19.  DEPRECIATION / DEPLETION                       $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 20.  AMORTIZATION                                   $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 21.  OTHER (ATTACH LIST)                            $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 22.  NET OTHER INCOME & EXPENSES                    $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 REORGANIZATION EXPENSES
 ---------------------------------------------------------------------------------------
 23.  PROFESSIONAL FEES                              $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 24.  U.S. TRUSTEE FEES                              $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 25.  OTHER (ATTACH LIST)                            $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 26.  TOTAL REORGANIZATION EXPENSES                  $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 27.  INCOME TAX                                     $0        $0        $0          $0
 ---------------------------------------------------------------------------------------
 28.  NET PROFIT (LOSS)                              $0        $0        $0          $0
 ---------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                     Monthly Operating Report
   ---------------------------------------
   CASE NAME: Flight One Logistics, Inc.         ACCRUAL BASIS-3
   ---------------------------------------

   ---------------------------------------
   CASE NUMBER: 400-42069-BJH                         02/13/95, RWD, 2/96
   ---------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                          MONTH                  MONTH              MONTH             QUARTER
                                                            --------------------------------------------------
   DISBURSEMENTS                                            April 2002                                                     TOTAL
   ------------------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH                                 $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ------------------------------------------------------------------------------------------------------------------------------
   2.     CASH SALES                                                $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ------------------------------------------------------------------------------------------------------------------------------
   3.     PREPETITION                                               $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   4.     POSTPETITION                                              $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   5.     TOTAL OPERATING RECEIPTS                                  $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ------------------------------------------------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)                            $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                                            $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                                       $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS                              $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                                            $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                                      $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ------------------------------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                                               $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                                        $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID                             $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   15.    SECURED/RENTAL/LEASES                                     $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                                                 $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                                                 $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES                                       $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                                          $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                                    $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                             $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE                                     $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                                  $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                               $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                                       $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL OPERATING DISBURSEMENTS                             $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ------------------------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                                         $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                                         $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)                                       $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES                             $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS                                       $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   32.    NET CASH FLOW                                             $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                                       $0                 $0                 $0                $0
   ------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ----------------------------------------
        CASE NAME: Flight One Logistics, Inc.         ACCRUAL BASIS-4
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42069-BJH                        02/13/95, RWD, 2/96
        ----------------------------------------

        ----------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE           MONTH              MONTH             MONTH
                                                                            --------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                            AMOUNT          April 2002
        ----------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                              $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                             $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                             $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        4.      91+                                                               $20,742               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                            $0           $20,742               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                   $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                            $0           $20,742               $0              $0
        ----------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                          MONTH:      April 2002
                                                                                                 -----------------------------
        ----------------------------------------------------------------------------------------------------------------------
                                             0-30              31-60             61-90             91+
        TAXES PAYABLE                        DAYS              DAYS              DAYS             DAYS            TOTAL
        ----------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                             $0               $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        2.      STATE                               $0               $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                               $0               $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                 $0               $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                 $0               $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                    $0               $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------

        STATUS OF POSTPETITION TAXES                                                      MONTH:      April 2002
                                                                                                 -----------------------------
        ----------------------------------------------------------------------------------------------------------------------
                                                           BEGINNING            AMOUNT                            ENDING
                                                              TAX             WITHHELD AND/       AMOUNT           TAX
        FEDERAL                                           LIABILITY*          0R ACCRUED           PAID          LIABILITY
        ----------------------------------------------------------------------------------------------------------------------
        1.     WITHHOLDING**                                         $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        2.     FICA-EMPLOYEE**                                       $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        3.     FICA-EMPLOYER**                                       $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        4.     UNEMPLOYMENT                                          $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        5.     INCOME                                                $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        6.     OTHER (ATTACH LIST)                                   $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        7.     TOTAL FEDERAL TAXES                                   $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ----------------------------------------------------------------------------------------------------------------------
        8.     WITHHOLDING                                           $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        9.     SALES                                                 $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        10.    EXCISE                                                $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        11.    UNEMPLOYMENT                                          $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        12.    REAL PROPERTY                                         $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        13.    PERSONAL PROPERTY                                     $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        14.    OTHER (ATTACH LIST)                                   $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        15.    TOTAL STATE & LOCAL                                   $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------
        16.    TOTAL TAXES                                           $0           $     0               $0              $0
        ----------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

   --------------------------------------------
   CASE NAME: Flight One Logistics, Inc.            ACCRUAL BASIS-5
   --------------------------------------------

   --------------------------------------------
   CASE NUMBER: 400-42069-BJH                          02/13/95, RWD, 2/96
   --------------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:         April 2002
   ------------------------------------------                      ---------------------------------------------------------
   BANK RECONCILIATIONS
                                                  Account #1             Account #2       Account #3
   ----------------------------------------------------------------------------------------------------
   A.     BANK:                                     N/A
   ----------------------------------------------------------------------------------------------------
   B.     ACCOUNT NUMBER:                           N/A                                                      TOTAL
   ----------------------------------------------------------------------------------------------------
   C.     PURPOSE (TYPE):                           N/A
   -------------------------------------------------------------------------------------------------------------------------
   1.   BALANCE PER BANK STATEMENT                             $0
   -------------------------------------------------------------------------------------------------------------------------
   2.   ADD: TOTAL DEPOSITS NOT CREDITED                       $0
   -------------------------------------------------------------------------------------------------------------------------
   3.   SUBTRACT: OUTSTANDING CHECKS                           $0
   -------------------------------------------------------------------------------------------------------------------------
   4.   OTHER RECONCILING ITEMS                                $0
   -------------------------------------------------------------------------------------------------------------------------
   5.   MONTH END BALANCE PER BOOKS                            $0                   $0               $0                 $0
   -------------------------------------------------------------------------------------------------------------------------
   6.   NUMBER OF LAST CHECK WRITTEN
   -------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------
   INVESTMENT ACCOUNTS

   -------------------------------------------------------------------------------------------------------------------------
                                                   DATE OF                TYPE OF          PURCHASE           CURRENT
   BANK, ACCOUNT NAME & NUMBER                    PURCHASE              INSTRUMENT           PRICE             VALUE
   -------------------------------------------------------------------------------------------------------------------------
   7.   N/A
   -------------------------------------------------------------------------------------------------------------------------
   8.   N/A
   -------------------------------------------------------------------------------------------------------------------------
   9.   N/A
   -------------------------------------------------------------------------------------------------------------------------
   10.  N/A
   -------------------------------------------------------------------------------------------------------------------------
   11.  TOTAL INVESTMENTS                                                                            $0                 $0
   -------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------
   CASH

   -------------------------------------------------------------------------------------------------------------------------
   12.  CURRENCY ON HAND                                                                                                $0
   -------------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------
   13.  TOTAL CASH - END OF MONTH                                                                                       $0
   -------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

   ---------------------------------------
   CASE NAME: Flight One Logistics, Inc.           ACCRUAL BASIS-6
   ---------------------------------------

   ---------------------------------------
   CASE NUMBER: 400-42069-BJH                         02/13/95, RWD, 2/96
   ---------------------------------------

                                                      MONTH:    April 2002
                                                      ------------------------

   ---------------------------------------
   PAYMENTS TO INSIDERS AND PROFESSIONALS
   ---------------------------------------

   OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -----------------------------------------------------------------------------
                                               INSIDERS
   -----------------------------------------------------------------------------
                                          TYPE OF         AMOUNT      TOTAL PAID
                 NAME                     PAYMENT          PAID        TO DATE
   -----------------------------------------------------------------------------
   1.   N/A
   -----------------------------------------------------------------------------
   2.   N/A
   -----------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO INSIDERS                                           $0              $0
   -----------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------
                                                               PROFESSIONALS
   ----------------------------------------------------------------------------------------------------------
                                       DATE OF COURT                                                 TOTAL
                                     ORDER AUTHORIZING    AMOUNT        AMOUNT      TOTAL PAID      INCURRED
                      NAME                PAYMENT        APPROVED        PAID         TO DATE      & UNPAID *
   ----------------------------------------------------------------------------------------------------------
   1.   N/A
   ----------------------------------------------------------------------------------------------------------
   2.   N/A
   ----------------------------------------------------------------------------------------------------------
   3.   N/A
   ----------------------------------------------------------------------------------------------------------
   4.   N/A
   ----------------------------------------------------------------------------------------------------------
   5.   N/A
   ----------------------------------------------------------------------------------------------------------
   6.   TOTAL PAYMENTS
        TO PROFESSIONALS                                      $0            $0             $0             $0
   ----------------------------------------------------------------------------------------------------------

   * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------
   POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                                         SCHEDULED      AMOUNTS
                                          MONTHLY        PAID          TOTAL
                                         PAYMENTS       DURING        UNPAID
                NAME OF CREDITOR           DUE           MONTH      POSTPETITION
   -----------------------------------------------------------------------------
   1.   N/A
   -----------------------------------------------------------------------------
   2.   N/A
   -----------------------------------------------------------------------------
   3.   N/A
   -----------------------------------------------------------------------------
   4.   N/A
   -----------------------------------------------------------------------------
   5.   N/A
   -----------------------------------------------------------------------------
   6.   TOTAL                                   $0            $0            $0
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

   ------------------------------------------
   CASE NAME: Flight One Logistics, Inc.         ACCRUAL BASIS-7
   ------------------------------------------

   ------------------------------------------
   CASE NUMBER: 400-42069-BJH                        02/13/95, RWD, 2/96
   ------------------------------------------

                                                   MONTH: April 2002
                                                         --------------------

   --------------------------------------------------
   QUESTIONNAIRE

   --------------------------------------------------------------------------------------------
                                                                             YES         NO
   --------------------------------------------------------------------------------------------
   1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                             X
   --------------------------------------------------------------------------------------------
   2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                       X
   --------------------------------------------------------------------------------------------
   3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                 X
   --------------------------------------------------------------------------------------------
   4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                           X
   --------------------------------------------------------------------------------------------
   5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                           X
   --------------------------------------------------------------------------------------------
   6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                     X
   --------------------------------------------------------------------------------------------
   7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                        X
   --------------------------------------------------------------------------------------------
   8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                 X
   --------------------------------------------------------------------------------------------
   9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                       X
   --------------------------------------------------------------------------------------------
   10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                      X
   --------------------------------------------------------------------------------------------
   11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                X
   --------------------------------------------------------------------------------------------
   12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                  X
   --------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
   EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------

   --------------------------------------------------
   INSURANCE
   --------------------------------------------------------------------------------------------
                                                                             YES         NO
   --------------------------------------------------------------------------------------------
   1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                         X
   --------------------------------------------------------------------------------------------
   2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                           X
   --------------------------------------------------------------------------------------------
   3.   PLEASE ITEMIZE POLICIES BELOW.
   --------------------------------------------------------------------------------------------

   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
   BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
   EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
   This is a non-operating entity. There are no assets or employees with which to cover with insurance.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
   --------------------------------------------------------------------------------------------
          TYPE OF                                                              PAYMENT AMOUNT
          POLICY             CARRIER              PERIOD COVERED                 & FREQUENCY
   --------------------------------------------------------------------------------------------
        N/A
   --------------------------------------------------------------------------------------------
        N/A
   --------------------------------------------------------------------------------------------
        N/A
   --------------------------------------------------------------------------------------------
        N/A
   --------------------------------------------------------------------------------------------
        N/A
   --------------------------------------------------------------------------------------------
        N/A
   --------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

================================================================================

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 CASE NAME: Flight One Logistics, Inc.                FOOTNOTES SUPPLEMENT
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 CASE NUMBER: 400-42069-BJH                              ACCRUAL BASIS
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                                            MONTH:         April 2002
                                                  --------------------------

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  ACCRUAL BASIS   LINE
   FORM NUMBER   NUMBER                    FOOTNOTE / EXPLANATION
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       6                 All Professional fees related to the Reorganization of
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                          the Company are disbursed out of Kitty Hawk, Inc.
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                          (Parent Company). Refer to Case # 400-42141
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    General              This is a non-operating Company.
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       4           6     All assessments of uncollectible accounts receivable
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                          are done at Kitty Hawk, Inc. Refer to Case #400-42141.
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                          All reserves are recorded at Inc. and pushed down to
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                          Inc.'s subsidiaries as deemed necessary.
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       3           28    All payments are made by Kitty Hawk, Inc.
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                          (Case #400-42141)
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================================================================================

CASE NAME: Flight One Logistics, Inc.

CASE NUMBER: 400-42069-BJH

Details of Other Items


ACCRUAL BASIS-1                                   April 2002


8. OTHER (ATTACH LIST)                         $          (556) Reported
                                               ----------------
     Intercompany Receivables                             (556) Detail
                                               ----------------
                                                             -  Difference